FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of December 30, 2013 (this “Agreement”) is entered into among Shiloh Industries, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders party hereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).
RECITALS
WHEREAS, the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer have entered into that certain Credit Agreement dated as of October 25, 2013 (as amended or modified from time to time, the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Lenders make the amendments set forth below;
NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Amendment. The Credit Agreement is hereby amended to read as follows:
(a)    The following new definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:
“2013 Permitted Government Revenue Bond Documents” means the Collateral Assignment, the Series 2013 Bonds, and the financing agreement, the lease agreement and the security agreement, in each case entered into in connection therewith.
“Collateral Assignment” means that certain Collateral Assignment of Series 2013 Bonds, Financing Agreement, Lease Agreement and Security Agreement dated on or about December 31, 2013 by the Borrower and Jefferson Blanking Inc. to and for the benefit of the Administrative Agent.
“Permitted Government Revenue Bond Indebtedness” means a “phantom” revenue bond or bonds issued by a state or local Governmental Authority as part of a government tax incentive program, the proceeds of which are used to finance or refinance the acquisition, construction, equipping or improvement of facilities or property used by the Borrower or any Subsidiary, and any lease or similar obligation of the Borrower or any Subsidiary relating thereto; provided, that: (a) such revenue bond or bonds are non-recourse to the Borrower and its Subsidiaries, (b) the Borrower or a Subsidiary is the holder of such revenue bond or bonds, (c) the payments to be made by the Borrower or any Subsidiary as payment on the bond or bonds under the conduit financing agreement are revenue neutral by virtue of (i) the Borrower or the applicable Subsidiary being the holder of the bond or bonds and (ii) any payments under the related lease of assets with the Governmental Authority are in lieu of taxes, (d) the aggregate amount of all such bonds and other obligations of the Borrower and its Subsidiaries shall not exceed $30,000,000 at any one time outstanding, (e) the use of any assets by the Borrower or any of its Subsidiaries is not limited in any material respect and (f) the Administrative Agent shall have received the definitive documentation for the applicable project or program pursuant to which such bond or bonds are issued (which, in any case, shall be substantially similar to the 2013 Permitted Government Revenue Bond Documents), certified as true and complete by a Responsible Officer of the Borrower and otherwise in form and substance satisfactory to the Administrative Agent.

“Series 2013 Bonds” means those certain Development Authority of Jefferson, Georgia Taxable Industrial Development Revenue Bonds (Jefferson Blanking Inc.), Series 2013, in an aggregate principal amount not to exceed $8,000,000.
(b)    The definition of “Collateral Documents” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Collateral Documents” means a collective reference to the Security Agreement, the Pledge Agreement, the Mortgages, the Collateral Assignment, any other collateral assignment or security agreement entered into by the Administrative Agent in connection with Permitted Government Revenue Bond Indebtedness and all other security documents as are executed and delivered by the Loan Parties pursuant to the terms of Section 7.14.
(c)    The definition of “Consolidated Interest Charges” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Consolidated Interest Charges” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets (but excluding (i) fees and expenses paid to the Administrative Agent, the Joint Lead Arrangers and the Lenders in connection with the consummation of the Transactions, (ii) annual agency fees paid to the Administrative Agent and (iii) interest payable to the Borrower or any Subsidiary in connection with Permitted Government Revenue Bond Indebtedness), in each case to the extent treated as interest expense in accordance with GAAP plus (b) the portion of rent expense with respect to such period under Capital Leases that is treated as interest in accordance with GAAP plus (c) the implied interest component of Synthetic Leases with respect to such period.
(d)    The definition of “Consolidated Net Income” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Consolidated Net Income” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, the net income of the Borrower and its Subsidiaries for that period (excluding (a) extraordinary items for such period, (b) the net income of any Subsidiary during such period (or, for purposes of calculating Cumulative Credit, either during such period or in respect of any future period) to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not permitted by operation of the terms of its Organization Documents or any agreement, instrument or Law applicable to such Subsidiary during such period, except that the Borrower’s equity in any net loss of any such Subsidiary for such period shall be included in determining Consolidated Net Income, (c) any income (or loss) for such period of any Person if such Person is not a Subsidiary, except that the Borrower’s equity in the net income of any such Person for such period shall be included in Consolidated Net Income up to the amount of cash actually distributed by such Person during such period to the Borrower or a Subsidiary as a dividend or other distribution (and in the case of a dividend or other distribution to a Subsidiary, such Subsidiary is not precluded from further distributing such amount to the Borrower as described in clause (b) hereof) and (d) interest income for such period arising from Permitted Government Revenue Bond Indebtedness), as determined in accordance with GAAP.
(e)    The definition of “Disposition” or “Dispose” in Section 1.01 of the Credit Agreement is hereby amended by (i) re-lettering the first clause (k) to be clause “(j)”, (ii) deleting the word “and” immediately before the second clause (k) and replacing it with “,” and (iii) inserting the following immediately before the “.” at the end of the second clause (k) thereof:

and (l) dispositions of assets not to exceed $30,000,000 in the aggregate during the term of this Agreement to a Governmental Authority in connection with Permitted Government Revenue Bond Indebtedness and the granting of state or local tax development incentives; provided, that, (i) the Borrower or the applicable Subsidiary retains a leasehold interest in such property (and such leasehold interest is pledged to the Administrative Agent pursuant to documentation in form and substance satisfactory to the Administrative Agent), (ii) the use of such assets by the Borrower or such Subsidiary is not materially limited or restricted thereby, and (iii) the Borrower or such Subsidiary has the right to reacquire such assets for nominal consideration (and such right shall be assigned to the Administrative Agent), which shall include cancellation by the Borrower or such Subsidiary of any bond held by the Borrower or such Subsidiary related to Permitted Government Revenue Bond Indebtedness.
(f)    The definition of “Funded Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended by inserting the following parenthetical immediately after the word “GAAP” in the second line thereof:
(other than any Permitted Government Revenue Bond Indebtedness)
(g)    The definition of “Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP:
(a)all Funded Indebtedness;
(b)the Swap Termination Value of any Swap Contract;
(c)all Permitted Government Revenue Bond Indebtedness;
(d)all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a), (b) and (c) above of any other Person; and
(e)all Indebtedness of the types referred to in clauses (a) through (d) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person or a Subsidiary thereof is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to such Person or such Subsidiary.
(h)    The text preceding the proviso in the definition of “Interest Period” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:
“Interest Period” means as to each Eurocurrency Rate Loan, the period commencing on the date such Eurocurrency Rate Loan is disbursed or converted to or continued as a Eurocurrency Rate Loan and ending on the date one (1) week or one (1), two (2), three (3) or six (6) months thereafter, in each case, subject to availability, as selected by the Borrower in its Loan Notice;
(i)    Section 8.02 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (i) thereof, (ii) deleting the “.” at the end of clause (j) thereof and replacing it with “; and” and (iii) adding the following new clause (k) immediately after clause (j):
(k)    Investments consisting of the acquisition of revenue bonds acquired solely as a means of implementing government tax incentive programs in connection with the business of the Borrower and its Subsidiaries and Permitted Government Revenue Bond Indebtedness.

(j)    Section 8.03 of the Credit Agreement is hereby amended (i) by deleting the word “and” at the end of clause (l) thereof, (ii), deleting the “.” at the end of clause (m) thereof and replacing it with “; and” and (iii) adding the following new clause (n) immediately after clause (m):

(n)    Permitted Government Revenue Bond Indebtedness.

(k)    Section 8.15 of the Credit Agreement is hereby amended to read as follows:

Section 8.15    Sale Leasebacks.

Enter into any Sale and Leaseback Transaction except pursuant to a transaction described in clause (l) of the definition of “Disposition” and permitted by Section 8.05.

2.    Conditions Precedent. This Agreement shall become effective upon satisfaction of the following conditions precedent:
(a)     receipt by the Administrative Agent of counterparts of this Agreement duly executed by the Borrower, the Guarantors, the Required Lenders and Bank of America, N.A., as Administrative Agent; and
(b)    receipt by Moore & Van Allen PLLC, counsel to the Administrative Agent, of its fees and expenses incurred in connection with this Agreement.

3.    Miscellaneous.
(a)    The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.
(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the Loan Documents.
(c)    The Borrower and the Guarantors hereby represent and warrant as follows:
(i)    Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.
(ii)    This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(iii)    No consent, approval, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by any Loan Party of this Agreement.
(d)    The Loan Parties represent and warrant to the Lenders that after giving effect to this Agreement (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (or, if any such representation and warranty is qualified by materiality or Material Adverse Effect, it is true and correct in all respect) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.
(e)    This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or electronic mail shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
[remainder of page intentionally left blank]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	SHILOH INDUSTRIES, INC.,
a Delaware corporation

By:	/s/ Thomas. M. Dugan
Name:	Thomas M. Dugan
Title:	Vice President Finance and Treasurer

GUARANTORS:                SHILOH CORPORATION,
an Ohio corporation

By:	/s/ Thomas. M. Dugan
Name:	Thomas M. Dugan
Title:	Treasurer

GREENFIELD DIE & MANUFACTURING CORP.,
a Michigan corporation

By:	/s/ Thomas. M. Dugan
Name:	Thomas M. Dugan
Title:	Treasurer

JEFFERSON BLANKING INC.,
an Georgia corporation

By:	/s/ Thomas. M. Dugan
Name:	Thomas M. Dugan
Title:	Treasurer

SHILOH AUTOMOTIVE, INC.,
an Ohio corporation

By:	/s/ Thomas. M. Dugan
Name:	Thomas M. Dugan
Title:	Treasurer
SHILOH INDUSTRIES, INC. DICKSON
MANUFACTURING DIVISION,
a Tennessee corporation

By:	/s/ Thomas. M. Dugan
Name:	Thomas M. Dugan
Title:	Treasurer
LIVERPOOL COIL PROCESSING, INCORPORATED,
an Ohio corporation

By:	/s/ Thomas. M. Dugan
Name:	Thomas M. Dugan
Title:	Treasurer
MEDINA BLANKING, INC.,
an Ohio corporation

By:	/s/ Thomas. M. Dugan
Name:	Thomas M. Dugan
Title:	Treasurer
THE SECTIONAL DIE COMPANY,
an Ohio corporation

By:	/s/ Thomas. M. Dugan
Name:	Thomas M. Dugan
Title:	Treasurer

SECTIONAL STAMPING, INC.,
an Ohio corporation

By:	/s/ Thomas. M. Dugan
Name:	Thomas M. Dugan
Title:	Treasurer
SHILOH DIE CAST LLC,
an Ohio limited liability company

By:	/s/ Thomas. M. Dugan
Name:	Thomas M. Dugan
Title:	Treasurer
ALBANY-CHICAGO COMPANY LLC,
a Wisconsin limited liability company

By:	/s/ Thomas. M. Dugan
Name:	Thomas M. Dugan
Title:	Treasurer
SHILOH DIE CAST MIDWEST LLC,
an Ohio limited liability company

By:	/s/ Thomas. M. Dugan
Name:	Thomas M. Dugan
Title:	Treasurer

ADMINISTRATIVE

AGENT:	BANK OF AMERICA, N.A.
as Administrative Agent

By:	/s/ Michael Miller
Name:	Michael Miller
Title:	Vice President

LENDER:	BANK OF AMERICA, N.A.
as a Lender, Swing Line Lender and L/C Issuer

By:	/s/ Michael Miller
Name:	Michael Miller
Title:	Senior Vice President

LENDER:                    JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Henry W. Centa
Name:	Henry W. Centa
Title:	Senior Vice President

LENDER:                    RBS Citizens, N.A.
as a lender

By:	/s/ Nicoleta Bortan
Name:	Nicoleta Bortan
Title:	Authorized Agent

LENDER:                    THE PRIVATEBANK AND TRUST COMPANY,
as a Lender

By:	/s/ Robert M. Walker
Name:	Robert M. Walker
Title:	Managing Director

LENDER:                    ASSOCIATED BANK, N.A.,
as a Lender

By:	/s/ Viktor R. Gottlieb
Name:	Viktor R. Gottlieb
Title:	Vice President

LENDER:                    COMPASS BANK,
as a Lender

By:	/s/ Jason Sheppard
Name:	Jason Sheppard
Title:	Credit Products Officer

LENDER:                    THE HUNTINGTON NATIONAL BANK
as a Lender

By:	/s/ Amanda S. Sigg
Name:	Amanda S. Sigg
Title:	Vice President

LENDER:                    FIRSTMERIT BANK, NA,
as a Lender

By:	/s/ Robert G. Morlan
Name:	Robert G. Morlan
Title:	Senior Vice President